Virtus Private Credit Strategy ETF (Ticker: VPC)

Virtus Real Asset Income ETF (Ticker: VRAI)

(each a “Fund” and, together, the “Funds”),

each a series of ETFis Series Trust I

Supplement dated March 27, 2020 to each Fund’s

Summary Prospectus dated February 28, 2020

Important Notice To Investors

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus for each Fund.

The following information replaces in its entirety the paragraph entitled “Market Risk” appearing in the section of each Fund’s Summary Prospectus entitled “Principal Risks”:

Market Risk. The value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Fund’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods or services, pandemics, epidemics, natural or environmental disasters, and general equity market conditions. In a declining market, the prices for all securities (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Security values tend to move in cycles, with periods when securities markets generally rise and periods when they generally decline. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund, its investments and the trading of its shares. During a “flash crash,” the market prices of the Fund’s Shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s Shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.

Investors should retain this supplement for future reference.